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                                                                   EXHIBIT 10.15


                                                King Features Syndicate Division
                                                THE HEARST CORPORATION
                                                235 East 45th Street
                                                New York, New York 10017


                                                March 11, 1976


Gentlemen:

        The following when executed by the parties hereto shall set forth our agreement with respect to your use of the characters contained in the cartoon strip entitled POPEYE, their names, pictures, likenesses, images, symbols, caricatures, cartoons and signatures in connection with your business as specifically described below on the following terms and conditions:

        2. We hereby agree not to object to your use and registration of the mark POPEYES in connection with your business and trade during the term of this agreement and after* which

* the expiration of the original copyright for the POPEYE cartoon feature
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business and trade is hereby described as the operation and supply and franchising the operation of restaurants specializing in the sale of food items such as fried chicken, french fries and other prepared or packaged foods or food ingredients.*

* the foregoing shall not apply to the reproduction of any of the copyrighted designs or the features licensed hereunder.

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        7.      All decisions relating to your business as described hereunder and the operation thereof shall be, except as otherwise provided herein, within your sole power and discretion.

        You are aware of the high reputation that the Cartoon and Characters enjoy and you agree that the quality of services, products and facilities provided by you and your franchisees and/or licensees hereunder shall accord with and maintain this high reputation, and that said cartoon characters will not in any way be used by you or your franchisees in any way that will disparage the POPEYE cartoon or the characters thereof.

        8. We shall make available to you without cost at your request existing original drawings, color separations or other mechanical aspects of the Cartoon for your use hereunder. You will return all of the foregoing to us in good condition upon request. Further, we shall furnish such cooperation and assistance to you, at your request, as we are able with respect to the use of said artwork and Cartoon hereunder in your business.

        9. As a material condition of this agreement, you will properly affix to each reproduction of the Cartoon or any part thereof licensed hereunder such due notice of copyright in the name of King Features Syndicate, Inc. (or any such other name as is furnished therefor in writing by us to you), as is provided by the Universal Copyright Convention, such as "(c) by King Features Syndicate, Inc.", and including in such notice as part thereof the proper year or years.

        10. We shall have the continuing right to approve all artistic and literary materials displaying the cartoon characters and name thereof licensed herein, and the manner of their use hereunder before said use. Such approval shall be in our sole discretion, shall be in writing, and shall not be unreasonably withheld. However, if we fail to approve or disapprove of any
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such materials within fifteen (15) days of our receipt thereof, our approval thereof shall be conclusively presumed.

        11. Upon the happening of any one of the following events, we shall have the option to terminate this agreement forthwith: the filing by you of a petition in bankruptcy; the filing against you of a petition of bankruptcy and the failure of you to take affirmative action within sixty (60) days to have such a petition dismissed; the making by you of a general assignment for the benefit of your creditors; the involuntary appointment of a receiver or trustee of all or substantially all of your assets and the failure by you to take affirmative action within sixty (60) days to have such appointment dismissed; the application for relief by you under any insolvency law; the liquidation, in whole or in part, of your business.

        13. Except as otherwise provided herein, we warrant and represent that we have not heretofore granted nor will we hereafter grant any rights inconsistent with or in direct conflict

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with those granted hereunder. We further warrant and represent that we are the copyright proprietor of said Cartoon or possess the rights we are hereunder granting from the said owner. It is understood that no warranty or representation is made by us with regard to the use of the name WIMPY or variations thereof and the use of said name may subject you to legal liability.

        14. You acknowledge that the rights granted hereunder are of a special, unique and extraordinary nature and that the breach of this agreement will cause irreparable damage incapable of adequate compensation by damages in an action at law and accordingly, we shall be entitled to and you consent to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this agreement by you.

        15. You agree to indemnify and hold us, King Features Syndicate, Inc., and their and our respective successors and assigns, harmless from and against all loss, liability, damage and expense (including reasonable attorney's fees) arising out of any claims, demands, actions or suits resulting from your operation hereunder and in connection with the supply, operation of or franchising of POPEYES restaurants.

        You warrant, represent and agree that you will exercise your best efforts to insure that all food or other materials sold or supplied by you and your franchisees and/or licensees and in connection with which the POPEYE cartoons are used will at all times be of good merchantable quality, fit for human consumption,
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free from any deleterious or injurious ingredients or substances and shall be manufactured in strict adherence to all applicable federal, state and local laws.

        16. Nothing herein contained shall be deemed to create a partnership, joint venture or other similar relationship between us.

        17. You shall have no right to use the Cartoon or any part thereof of equivalent thereto except to the extent expressly permitted hereunder. In this connection, it is understood that you shall have no right hereunder to reproduce, use or sell or cause to be sold reproductions of the Cartoon, or any part thereof, either alone or in combination with any product or thing offered for sale or resale, except as specifically authorized in paragraphs 1 and 2 hereof with respect to the described operation of the restaurant business only. Upon termination of this agreement, you agree that you will not in any way or manner in connection with the sale of any product, service or thing, use or cause to be used, directly or indirectly, the Cartoon or any part, name or element thereof as licensed hereunder. However, nothing herein shall be construed to require your discontinuance of the POPEYES mark for your restaurant services or food products after this agreement is terminated.

        18. Any and all rights in and to the said Cartoon and Characters not expressly granted to you herein are reserved to us and any one or more of these said rights may be exercised or enjoyed by us, directly or indirectly, at any and all times.
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        19.     Any and all rights and remedies reserved by or to us herein shall be cumulative and shall not exclude any other right or remedy legally or equitably available. Our failure to insist upon the strict performance of any of the covenants or terms hereof to be performed by you shall not be construed as a waiver of such covenants or terms.

        20. All notices required or desired to be given hereunder shall be by registered mail or telegram to the parties hereto at their addresses herein set forth or as such may be from time to time supplied in writing. Notices given by registered mail shall be deemed given on actual receipt by the addressee or on the seventh day following delivery to the post office, whichever occurs first; and those by telegram on the date delivered to the addressee by the telegraph office.

        21. You agree to pay any and all sales, use or other excise taxes, including interest and penalties, which may be now or hereafter imposed or levied on the transfer or use of the artwork or material hereunder or upon any of the rights herein licensed or the exercise thereof. However, none of the foregoing taxes shall be deemed to mean or include those imposed or levied on us in the nature of a corporate income tax.

        22. This agreement sets forth the entire understanding of the parties and may not be modified or waived, in whole or in part, except in writing signed by the party against whom such modification or waiver in sought to be enforced. There are no
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warranties, representations or promises other than those herein expressly set forth. This agreement shall be construed in accordance with and governed by the laws of the United States of America, State of New York.

        23. This agreement shall be binding upon and inure to the benefit of The Hearst Corporation and its successors and assigns.

        24. In the event of the declaration by a judicial tribunal having jurisdiction over the parties of the invalidity of any portion of this agreement, such decision shall not affect the remaining portion which shall remain and continue in full force and effect.


        25.     See '87 Letter Agr

                                            Very truly yours,

                                            KING FEATURES


                                            BY: /s/
                                               --------------------------------
                                               Vice President & General Manager


ACCEPTED AND APPROVED:


A. COPELAND ENTERPRISES, INC.


BY: /s/ Alvin Copeland
   --------------------------
    Alvin Copeland, President